Exhibit 99.1

ATT Advanced Temperature

Test Systems GmbH,

Martinsried/Germany

Annual Financial Statements

as at and for the year ended

31 October 2012

ATT Advanced Temperature Test Systems GmbH, Martinsried/Germany

Balance Sheet as at 31 October 2012

Assets

		EUR	EUR	31 Oct. 2012 EUR
A.	Fixed assets
I.	Intangible assets
	Software acquired for a consideration		4,041.00
II.	Tangible assets
	Other equipment, operating and office equipment		121,258.00

				125,299.00
B.	Current assets
I.	Inventories
1.	Raw materials, consumables and supplies	636,496.94
2.	Work in progress	548,423.73

			1,184,920.67
II.	Receivables and other assets
1.	Trade accounts receivable	666,166.56
2.	Receivables from the shareholder	1,131,931.54
3.	Other assets	647,566.26

			2,445,664.36
III.	Other securities		137.96
IV.	Cash-on-hand and bank balances		1,065,422.63

				4,696,145.62
C.	Prepaid expenses			6,619.48

				4,828,064.10

Shareholder’s Equity and Liabilities

		EUR	31 Oct. 2012 EUR
A.	Shareholder’s Equity
I.	Subscribed capital	250,000.00
II.	Retained earnings brought forward	2,424,095.58
III.	Net income for the financial year	0.00

			2,674,095.58
B.	Provisions
	Other provisions		160,190.65
C.	Liabilities
1.	Trade accounts payable	113,686.44
2.	Liabilities to the shareholder	1,874,581.24
3.	Other liabilities Of which taxes: EUR 4,320.28	5,510.19

			1,993,777.87

			4,828,064.10

ATT Advanced Temperature Test Systems GmbH, Martinsried/Germany

Income Statement for the Period from 1 November 2011 to 31 October 2012

		EUR	Year ended 31 October 2012 EUR
1.	Revenue		5,321,808.05
2.	Increase in work in progress		328,209.63
3.	Other operating income Of which income from currency translation: EUR 5,461.67		12,352.50

			5,662,370.18
4.	Cost of materials
a)	Cost of raw materials, consumables and supplies	2,018,132.14
b)	Cost of purchased services	164,139.76

			2,182,271.90
5.	Personnel expenses
a)	Wages and salaries	367,207.83
b)	Social security costs	69,862.07

			437,069.90
6.	Amortisation and depreciation of intangible and tangible assets		48,380.29
7.	Other operating expenses		1,264,081.76

			1,730,566.33
8.	Other interest and similar income Of which from affiliated companies: EUR 78,128.01	82,608.36
9.	Interest and similar expenses	1.79

			82,606.57

10.	Result from ordinary activities		1,813,172.90
11.	Taxes on income		0.00
12.	Other taxes		988.00
13.	Profits transferred under profit transfer agreement		1,812,184.90

14.	Net income for the financial year		0.00

ATT Advanced Temperature Test Systems GmbH, Martinsried/Germany

Cashflow Statement for the Period from 1 November 2011 to 31 October 2012

Year ended
31 October 2012
EUR
Cash flows from operating activities:
Net income for the financial year	—
Profits transferred under profit sharing agreement	-1,812,184.90

Results from ordinary activities before profits transferred under profit sharing agreement operating activities:	1,812,184.90
Amortisation and depreciation of intangible and tangible assets	48,380.29
(Increase) decrease in:
Accounts receivable, net	295,174.82
Inventories	-369,797.10
Prepaid expenses and other	593,459.42
Increase (decrease) in:
Accounts payable	-68,957.23
Accrued and other long-term liabilities	-20,029.91

Net cash provided by operating activities	2,290,415.19
Cash flows from investing activities:
Proceeds from sale of marketable securities	1,976.78
Purchase of fixed assets	-68,703.29

Net cash provided by (used in) investing activities	-66,726.51
Cash flows from financing activities:
Distributions to shareholder, net	-1,765,188.65

Net cash provided by (used in) financing activities	-1,765,188.65
Increase on cash-in-hand and bank balances	458,500.03
Cash-on-hand and bank balances:
Beginning of period	606,922.60

End of period	1,065,422.63

ATT Advanced Temperature Test Systems GmbH, Martinsried/Germany

Notes to the Financial Statements for the Financial Year ended 31 October 2012

I.	General Notes on the Content and Classification of the Annual Financial Statements

ATT Advanced Temperature Test Systems GmbH (hereafter referred to as “ATT Systems” or the “Company”) develops, project engineers, produces, trades in and sells temperature test systems and components in addition to other related equipment. The Company’s activities are performed at rented premises in Martinsried/Germany. The Company’s products are sold in Germany and abroad.

The Company’s annual financial statements for the financial year from 1 November 2011 to 31 October 2012 have been prepared in compliance with the legal regulations under the German Law on Limited Liability Companies (GmbHG) and the German Commercial Code (HGB) (“accounting principles generally accepted in Germany” or “German GAAP”).

The Company is a small limited liability company as defined by Section 267, Paragraph 1 of the German Commercial Code (“HGB”). The Company took advantage of the reduced disclosure requirements applicable to small limited liability companies. The Company has supplementary included a cash flow statement.

The balance sheet has been prepared according to the general classification format (Section 266, Paragraph 2 and 3 German Commercial Code (HGB)). The income statement has been presented in a nature of expense format (Section 275, Paragraph 2 HGB).

II.	Significant accounting policies

Fixed assets have been recorded at acquisition or production cost. These assets are amortised or depreciated on a straight-line basis over the estimated useful life.

All raw materials, consumables and supplies have been measured at the lower of cost or market value. Work in progress has been measured at the lower of cost or market value on the basis of direct materials, labour and overhead cost, in accordance with Section 253, Paragraph 1 German Commercial Code (HGB) in connection with Section 255, Paragraph 1 and 2 German Commercial Code (HGB).

Receivables and other assets are recorded at their nominal values.

Securities classified as current assets have been recognised at the lower of acquisition cost or the market value as at the balance sheet date.

Cash-in-hand and bank balances as well as prepaid expenses are recorded at their nominal values.

The subscribed capital has been recognised at nominal value.

The provisions take into account all identifiable risks and uncertainties, and expected payment obligations. The provisions are recognized at estimated settlement amounts that are determined through reasonable business judgement.

Liabilities have been recognised at settlement value.

Receivables and liabilities denominated in foreign currency have been translated at the rate in effect at the balance sheet date.

III.	Notes on the Balance Sheet

Receivables and Other Assets

Except for the rent deposit (EUR 15 thousand) all receivables and other assets have a residual term of less than one year.

Under a factoring agreement dated 17 December 2009, the Company undertakes to offer to a factor its trade receivables from selected customers. The factor is obliged to accept the purchase offer to the extent that the receivables concerned are consistent with the agreement. The purchase consideration for the receivables sold is the amount of the accounts receivable. The purchase consideration less a blocked amount of 10 % of the receivable sold is payable by the factor immediately. The blocked amounts are intended to cover the factoring fee, the bank charges, any collection charges and interest for the late payment of the customer (“factoring charges”) of the factor that are to be reimbursed by the Company. The blocked amounts are due for payment by the factor when the factoring charges were paid by the Company. The risk of non-payment by the customer to the factor is borne by the factor. The receivables due from the factor under the factoring agreement amount to EUR 405 thousand.

The receivables due from the shareholder fully relate to short term loans in the amount of EUR 1.100 thousand plus accrued interest at an agreed interest rate of 6%.

Equity

The net retained earnings can be analysed as follows:

EUR
Retained earnings brought forward as at 1 November 2011	2,424,095.58
Net income for the year 2011/2012	0.00

Net retained earnings as at 31 October 2012	2,424,095.58

Liabilities

All liabilities have a residual term of less than one year and have been classified as current.

The liabilities due to the shareholder include liabilities that relate to the profit transfer under the existing profit and loss sharing agreement and tax liabilities totalling EUR 1,812 thousand and EUR 62 thousand, respectively.

Contingent Liabilities and Other Financial Commitments

The contingent liabilities as defined under Section 251 German Commercial Code (HGB) relate to the following:

The Company pledged on 3 August 2007 certain industrial rights and licensee rights to UniCredit Bank AG, Munich/Germany to secure a bank loan granted to the parent Company when it acquired all shares of ATT Systems (acquisition loan agreement dated 2 August 2007).

No provision has been recognized with respect to the aforementioned contingency, as management do not consider it probable that a loss will arise.

The other financial commitments are not disclosed in accordance with Section 288 Sentence 1 German Commercial Code (HGB).

IV.	Other Disclosures

Consolidated Financial Statements

The Company is included, as a consolidated subsidiary, in the voluntarily prepared consolidated financial statements of ATT Holding GmbH (“the Parent Company”) whose registered office is in Martinsried/Germany.

Single-entity Relationship

Under a profit and loss sharing agreement concluded with the Parent Company, the Company’s net income for each reporting period is fully transferred to the Parent Company.

Members of Management

Mr Markus Eibl, Diplom-Ingenieur (diploma in engineering), Munich/Germany; Mr Markus Kindler, B.Sc. Electrical Eng., Munich/Germany.

V.	Subsequent Events

On 1 October 2013, Cascade Microtech, Inc., a company incorporated in the United States of America, acquired all of the outstanding shares of the Company pursuant to an agreement with ATT Holding GmbH (the Parent Company).

In connection with the acquisition of the Company by Cascade Mircotech, Inc., the Company, the Parent Company and UniCredit Bank AG, Munich/Germany terminated the existing agreement dated 3 August 2007 in which the Company had pledged certain industrial rights and licensee rights to UniCredit Bank AG to secure a loan of the Parent Company.

The Company’s fiscal year end was changed to 1 October 2013. The fiscal year 2012/2013 has a stub period from 1 November 2012 to 1 October 2013 (11 months). Additionally, on 1 October 2013, in connection with the acquisition of the Company by Cascade Mircotech, Inc., the Company and the Parent Company agreed in a settlement agreement to offset the Company’s loans and claims due from the Parent as of that date amounting to EUR 2.949 thousand against the Company’s liability resulting from the obligation to transfer the profits of the stub period from 1 November 2012 to 1 October 2013 to the Parent Company amounting to EUR 3.058 thousand as of that date and to settle the remaining difference upon adoption of the annual financial statements as of 1 October 2013 in cash. The profit and loss sharing agreement was terminated with effect after the profit transfer.

VI.	Summary of differences between German GAAP and US generally accepted accounting principles (“US GAAP”)

The financial statements of the Company have been prepared in accordance with German GAAP which differ in certain significant respects from US GAAP. The effects of the application of US GAAP to the shareholder’s equity and net income are set forth in the table below:

Reconciliation of net income:

Year ended 31 October 2012 EUR
Net income for the financial year in accordance with German GAAP	0.00
US GAAP reconciliation adjustments
Reversal of profit transferred under profit transfer agreement	1,812,184.90
Taxes on income on reversal of profit transferred to Parent Company	-478,346.08

Net income in accordance with US GAAP	1,333,838.82

Reconciliation of shareholder’s equity:

31 October 2012 EUR
Shareholder’s equity in accordance with German GAAP	2,674,095.58
US GAAP reconciliation adjustments
Net income for the year	1,333,838.82
Distribution to shareholder	-1,812,184.90
Retained earnings bought forward	478,346.08

Shareholder’s equity in accordance with US GAAP	2,674,095.58

Notes to the reconciliation of net income and shareholder’s equity in accordance with German GAAP and US GAAP:

1.	Profits transferred under profit and loss sharing agreement

Under German GAAP, net income for the financial year is determined after taking into consideration the impact of the profit transfer agreement concluded with the Parent Company. Under US GAAP, profits transferred to the parent Company under the profit transfer arrangement represent an appropriation of profits (akin to a dividend) rather than an income statement line item. The related receivables from the shareholder are recorded as a reduction of equity to reflect the distribution to the shareholder and are netted against the liabilities to the shareholder.

2.	Taxes on income

As the Company and its Parent Company form a tax group under German tax law, income taxes are calculated and recorded on the level of the consolidated Parent Company. Consequently, in accordance with German GAAP, taxes on income were Nil.

Under US GAAP, an allocation of income tax expenses on a “systematic, rational, and consistent” basis amongst members of a consolidated group is required. The allocation of income tax expenses is based on the separate return method (which is an acceptable method under US GAAP) using the applicable tax rate of 15.8 % for corporate income tax and 10.5 % for municipal income tax.

No statement of comprehensive income is included as there is no material activity in comprehensive income.

Martinsried/Germany, 21 November 2013

The Managing Directors

Markus Eibl	Markus Kindler

INDEPENDENT AUDITORS’ REPORT

To the management of ATT Advanced Temperature Test Systems GmbH, Martinsried/Germany

We have audited the accompanying balance sheet of ATT Advanced Temperature Test Systems GmbH, Martinsried (the Company) as of 31 October 2012, and the related statements of income and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

These financial statements have been prepared solely for the purpose of meeting the requirements of Rule 3-05 of Regulation S-X. Accordingly no comparative financial information is presented. In our opinion, disclosure of comparative financial statements and related information is required by accounting principles generally accepted in Germany. The omission of comparative financial statements and related information results in an incomplete presentation of the financial statements.

In our opinion, except for the omission of comparative financial statements and related information as discussed in the preceding paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of 31 October 2012, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in Germany.

Accounting principles generally accepted in Germany vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note VI to the financial statements.

/s/ Deloitte & Touche GmbH

Wirtschaftsprüfungsgesellschaft

Munich/Germany, 21 November 2013